UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 14, 2003

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

            000-18122                                     87-0454148
            ---------                                     ----------
    (Commission File Number)                (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)


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Item 7. Financial Statements and Exhibits
        ---------------------------------

Exhibit Number             Exhibit Title
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99.1               Press release dated November 14, 2003.



Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

     On November 14, 2003, the Company filed its Quarterly Report on Form 10-Q containing its financial results for the three months and nine months ended September 30, 2003. Also on November 14, 2003, the Company issued a press release containing its financial results for the three months and nine months ended September 30, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARC WIRELESS SOLUTIONS, INC.


Date: November 21, 2003         By:  /s/  Monty R. Lamirato
                                     -------------------------------------------
                                           Monty R. Lamirato
                                           Chief Financial Officer